UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2021

T. Rowe Price Group, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32191	52-2264646
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 East Pratt Street, Baltimore, Maryland 21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (410) 345-2000

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.20	TROW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2021, T. Rowe Price Group, Inc. (the “Company”) issued a press release announcing that:

William J. Stromberg, the Company's Chair of the Board of Directors, Chief Executive Officer (CEO) and chair of the Company’s Management Committee, will retire from the Company on
December 31, 2021. He will continue to serve on the Board as non-executive Chair.

The Board of Directors intends to appoint Robert W. Sharps, the Company's President, Head of Investments, Group Chief Investment Officer (CIO), to succeed Mr. Stromberg as CEO, and chair of the Management Committee, effective January 1, 2022. He would also be appointed to the Board of Directors at that time.

Mr. Sharps, age 50, has been President since 2021, Head of Investments since 2018, Group Chief Investment Officer since 2017, and an employee since 1997. He was the Co-Head of Global Equity from 2017 to 2018, and Lead Portfolio Manager, Institutional U.S. Large-Cap Equity Growth Strategy from 2001 to 2016. Mr. Sharps has also been a member of the Company's Management Committee since 2017.

Céline Dufétel, the Company's Chief Financial Officer (CFO), Chief Operating Officer (COO) and Treasurer, will resign from these roles on July 31, 2021. She will serve in an advisory role with the Company until August 31, 2021.

The Board of Directors has appointed Jennifer B. Dardis, the Company's Vice President and Head of Finance, as CFO and Treasurer, effective August 1, 2021. She has also been appointed to the Company's Management Committee. Ms. Dardis, age 48, has been the Company's Head of Finance since 2021, Head of Corporate Strategy since 2016, a Vice President since 2010, and an employee since 2006.

The Board of Directors has appointed Robert C.T. Higginbotham, the Company's Vice President and Head of Global Distribution, as interim COO, effective August 1, 2021. Mr. Higginbotham, age 53, has been the Company's Head of Global Distribution since 2019, a Vice President since 2012, and an employee since 2012. He was previously Head of Global Investment Management Services from 2018 to 2019 and Head of Global Investment Services from 2012 to 2018.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

    99.1 Press Release Dated July 29, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
T. Rowe Price Group, Inc.
By: /s/ David Oestreicher
David Oestreicher, Vice President, General Counsel and Corporate Secretary
Date: July 29, 2021